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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 30, 2013
Date of Report (Date of earliest event reported)

T5 CORP.
(Exact name of registrant as specified in its charter)

COLORADO	000-53101	26-0811822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Grouse Terrace Lake Oswego, Oregon	97035
(Address of Principal Executive Offices)	(Zip Code)

(503) 789-0316
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Changes in Registrant’s Certifying Accountant.

Item 4.01 – Changes in Registrant’s Certifying Accountant.

On November 30 2013, Ronald R. Chadwick, P.C. (the “Former Accountant”) ceased providing audit services as the Registrant’s independent registered public accountants.  On April 10, 2014, the Board of Directors of the Registrant approved the engagement of Malone Bailey, LLP (the “New Accountant”) to serve as the Registrant’s independent registered public accountants for the fiscal year ending November 30, 2012. The New Accountant was engaged on April 14, 2014.

The Former Accountant issued its auditors’ report on the financial statements for the fiscal years ended November 30, 2008 through 11. The Former Accountant’s auditor reports on the financial statements for the year ended November 30, 2011 included an explanatory paragraph as to the Registrant’s ability to continue as a going concern.

Other than the going concern uncertainty, the Former Accountant’s auditor reports on the financial statements of the Registrant for the period ended November 30, 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During such period and through the date of this Current Report, there have been no disagreements with the Former Accountant (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference thereto in their report on financial statements for such years.

During such period and through the date of this Current Report on Form 8-K there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

Through the date of this Current Report on Form 8-K, neither the Registrant nor anyone on its behalf has consulted with the New Accountant regarding either:

1.
The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that the New Accountant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

2.	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

The Registrant requested the Former Accountant to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the Former Accountant’s letter to the Commission is attached as Exhibit 16.1.

Item 9.01 - Financial Statements and Exhibits

Exhibit Number      Description

       16.1           Letter from former accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

T5 CORP.

By: /s/ R. PATRICK GARRETT
R. PATRICK GARRETT, Chief Executive Officer

Date:  April 17, 2014